ECOPETROL
Exhibit 10.6

ADDENDUM No. 2 TO TRANSPORTATION CONTRACT No. VIT – 005 – 2012
OPERATOR	ECOPETROL S. A.
SENDER	SOLANA PETROLEUM EXPLORATION COLOMBIA LIMITED
PURPOSE	Service of transportation of liquid hydrocarbons through the Mansoya – Orito Pipeline (OMO) and the Trans - Andean Pipeline (OTA).

The Contracting Parties, to wit:

SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED, branch office of a foreign company, incorporated by Public Deed No. 3131 of Notary 34 of Bogotá, D. C., registered on the Commercial Record of the Chamber of Commerce of Bogotá D. C. on the 29th of September of 1998, with NIT 830.051.027 – 8, merged into PETROLIFERA PETROLEUM (COLOMBIA) LIMITED, a branch of a foreign company, incorporated by public deed No. 1682 of Notary 6 of Bogotá D. C., registered on the Commercial Record of the Chamber of Commerce of Bogotá D. C. on the 2nd of March of 2007, with NIT 900.139.306 – 1, that for the purposes of this act will be called the SENDER, jointly represented by DUNCAN NIGHTINGALE, of legal age, domiciled and resident in the city of Bogotá, identified with Alien Citizens’ Card No. 391.7329 issued at the Republic of Colombia and ALEJANDRA ESCOBAR HERRERA, of legal age, domiciled and resident in the city if Bogotá, identified with Colombian I. D. Card No. 52.646.943 issued at Usaquén, who, in their capacity as legal representatives, act in the name and on behalf of the SENDER the purpose of the aforementioned merger with ample and sufficient powers to represent it and bind it; and

ECOPETROL S. A., hereinafter ECOPETROL, a company partially owned by the State, authorized by Law 1118 of 2006, attached to the Ministry of Mines and Energy, acting according to its by – laws and with its main place of business at Bogotá, D. C., with NIT 899.999.068 – 1, represented by MARTHA MARÍA ECHEVERRI BENJUMEA, of legal age, domiciled and resident in the city of Bogotá, D. C., identified with Colombian I. D. Card number 52.152.043 of Bogotá, D. C., in her capacity as Acting Head of the Transportation Services’ Commercial Department of the Transportation and Logistic Division, duly empowered to enter into this agreement pursuant to ECOPETROL’S Manual of Authorizations to Contract.

ECOPETROL and the SENDER can also be called in this act individually as Party” and jointly as “Parties”.

WITNESSETH

1.	Whereas, ECOPETROL and SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED entered into Contract No. VIT – 005 – 2012 on the thirtieth (30th) of January of 2012 (hereinafter the “Contract”).

2.
Whereas, in Public Deed Number 07814 of the 1st of November of 2012 of the Ninth Notary of Bogotá, the merger between SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED and PETROLIFERA PETROLEUM (COLOMBIA) LIMITED (hereinafter the “Merger”) was formalized. Copy of the public deed is attached hereto as Attachment No. 1 to this Addendum.

3.
Whereas, on the 8th of November of 2012 the Merger was registered with the Chamber of Commerce of Bogotá and from then on for all legal purposes regarding third parties, the rights and obligations of SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED are assumed by PETROLIFERA PETROLEUM (COLOMBIA) LIMITED. Copy of the relevant certificate of the Chamber of Commerce of Bogotá is attached hereto as Attachment No. 2 to this Addendum.

4.	Whereas, the Parties wish to leave written evidence of the merger for the purposes of the Contract.

By virtue of the foregoing, the Parties express their wish to enter into this Addendum No. 2 to Contract No. VIT – 005 – 2012, and

A G R E E

FIRST – The Parties understand and accept that as from the signature of this Addendum, when the Contract refers to the SENDER, it shall be construed that the Parties mean PETROLIFERA PETROLEUM (COLOMBIA) LIMITED.

SECOND – The Parties understand and accept that as from the date of signature of this Addendum, the holder of the rights as well as the one bound by the obligations derived from the Contract will be PETROLIFERA PETROLEUM (COLOMBIA) LIMITED.

THIRD – Without prejudice to the foregoing, PETROLIFERA PETROLEUM (COLOMBIA) LIMITED is responsible for all the obligations without exception accrued before the execution of the Merger Deed and the registration thereof before the Chamber of Commerce of Bogotá.

FOURTH – The Legal Representative of PETROLIFERA PETROLEUM (COLOMBIA) LIMITED hereby ratifies the representations and warranties made by SOLANA PETROLEUM EXPLORATION (COLOMBIA) LIMITED in the text of the contract originally signed, and ratifies that it has no legal or corporate impediment whatsoever for the execution of this Addendum and to assume all the rights ad obligations derived from the Contract.

FIFTH – Therefore, PETROLIFERA PETROLEUM (COLOMBIA) LIMITED commits to amend, in a term of five (5) calendar days from the date of signature of this addendum, to amend the surety given by virtue of the Contract so the taker is PETROLIFERA PETROLEUM (COLOMBIA) LIMITED.

SIXTH – This addendum is not a novation of Contract No. VIT – 005 – 2012, which continues in force in everything that was it expressly amended by this document.

In witness hereof, it is signed in two identical counterparts in the city of Bogotá, D. C, on the twentieth (20th) day of the month of December of year 2012.

BY ECOPETROL:                    BY THE SENDER:

/s/ Duncan Nightingale
Signed Illegibly,                    DUNCAN NIGHTINGALE
MARTHA ECHEVERRI BENJUMEA        C. E. 391.739
C. C. No. 52.152.043 of Bogotá, D. C.        Legal Representative
Acting Head of the Transportation
Services’ Commercial Department
/s/ Alejandra Escobar Herrera
ALEJANDRA ESCOBAR HERRERA,                                 C. C. No. 52.646.943 of Usaquén
Legal Representative